SUCCESSOR AGENT AGREEMENT AND SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This SUCCESSOR AGENT AGREEMENT (this “Agreement”) is dated as of August 16, 2019, and is by and among WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington”), in its capacity as successor Administrative Agent (in such capacity, the “Successor Agent”), WELLS FARGO BANK, N.A. (“Wells Fargo”), not in its individual capacity, but solely in its capacity as Administrative Agent (as defined in the Revolving Credit Agreement described below) (in such capacity, the “Resigning Agent”), SOUTHCROSS ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Loan Parties (as defined in the Revolving Credit Agreement described below), and the Required Lenders (as defined in the Revolving Credit Agreement described below). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Revolving Credit Agreement referred to below.

WHEREAS, the Resigning Agent, the Borrower, the lenders party thereto (the “Lenders”), UBS Securities LLC and Barclays Bank PLC, as co-syndication agents for the Lenders and JPMorgan Chase Bank, N.A. as documentation agent for the Lenders, entered into that certain Third Amended and Restated Revolving Credit Agreement, dated as of August 4, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Revolving Credit Agreement”);

WHEREAS, pursuant to that certain letter regarding “Notice of Resignation of Wells Fargo Bank, N.A. as Administrative Agent” dated as of August 16, 2019, the Resigning Agent notified the Lenders and the Borrower of its resignation as Administrative Agent under the Revolving Credit Agreement in accordance with Section 11.06 of the Revolving Credit Agreement;

WHEREAS, the Required Lenders have the right, in consultation with the Borrower, to appoint a successor Administrative Agent;
WHEREAS, the Required Lenders desire to appoint Wilmington to act as the Successor Agent under the Revolving Credit Agreement and the other Loan Documents;
WHEREAS, Wilmington is willing to accept such appointment as Administrative Agent under the Revolving Credit Agreement and the other Loan Documents; and
WHEREAS, the parties hereto desire that effective as of the Effective Date (as defined below), the resignation of the Resigning Agent as Administrative Agent shall become effective and the Successor Agent shall be appointed as Administrative Agent.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Appointment of Administrative Agent. Pursuant to Section 11.06 of the Revolving Credit Agreement, effective as of the Effective Date, (a) the Required Lenders hereby appoint Wilmington to act as successor Administrative Agent under the Revolving Credit Agreement and the other Loan Documents (other than any Fee Letters between the Borrower and the Resigning Agent) (collectively, the “Assigned Loan Documents”) and (b) Wilmington accepts its appointment as the successor Administrative Agent under the Revolving Credit Agreement and the other Assigned Loan Documents. Effective as of the Effective Date, the Resigning Agent is hereby discharged from all duties and obligations under the Revolving Credit

Agreement and the other Loan Documents, except as provided in this Agreement. For the avoidance of doubt, Wilmington is not being appointed as an Issuing Bank, and is not assuming any rights, duties, responsibilities or liabilities of, any Issuing Bank under the Loan Documents

2.Rights, Duties and Obligations. Effective as of the Effective Date, the Successor Agent hereby succeeds to and is vested with all the rights, powers, privileges and duties of the Administrative Agent under and in connection with the Revolving Credit Agreement and the other Assigned Loan Documents, it being understood that nothing in this Agreement shall affect the continuing validity of the indemnification, exculpation, expense reimbursement and other applicable provisions of Article XI and Section 12.03 of the Revolving Credit Agreement and of any other Loan Document with respect to any actions taken or omitted to be taken by the Resigning Agent, any of its subagents and their respective Related Parties while the Resigning Agent was acting as Administrative Agent, all of which shall survive the Resigning Agent’s resignation and shall continue in effect for the benefit of the Resigning Agent, any of its subagents and their respective Related Parties. Notwithstanding anything in this Agreement to the contrary, the parties hereto agree that this Agreement does not constitute an assumption by (a) the Successor Agent of any liability or obligation of the Resigning Agent, any Affiliate of the Resigning Agent or any appointee or agent of the Resigning Agent arising out of or in connection with any action or inaction by the Resigning Agent, any Affiliate of the Resigning Agent or any appointee or agent of the Resigning Agent under or in connection with the Revolving Credit Agreement or any other Loan Document, or (b) the Resigning Agent of any liability or obligation of Wilmington or any appointee or agent thereof arising out of any action or inaction by Wilmington or such appointee or agent under the Revolving Credit Agreement or any other Loan Document. The parties hereto agree that (i) Wilmington, in its individual capacity and in its capacity as Successor Agent, shall bear no responsibility or liability for any event, circumstance, condition or action existing prior to the Effective Date, with respect to the Collateral, the Revolving Credit Agreement or any other Loan Document, or the transactions contemplated thereby, and (ii) Wells Fargo, in its individual capacity and in its capacity as Resigning Agent, shall bear no responsibility or liability for any event, circumstance, condition or action arising on or after the Effective Date with respect to the Collateral, the Revolving Credit Agreement or any other Loan Document, or the transactions contemplated thereby.

3.Collateral and Liens.

(a)    The Resigning Agent hereby assigns to the Successor Agent all liens and security interests granted to the Resigning Agent under the Assigned Loan Documents in the Collateral. All of such liens and security interests shall in all respects be continuing and in effect and are hereby reaffirmed by the Borrower and the other Loan Parties.
(b)    The Borrower and other Loan Parties hereby authorize the Successor Agent to file any Uniform Commercial Code financing statements or similar documents, assignments or amendments that the Successor Agent deems necessary or desirable to evidence the Successor Agent’s succession as Administrative Agent under the Revolving Credit Agreement and the other Assigned Loan Documents. The Resigning Agent hereby authorizes the Successor Agent to file Uniform Commercial Code assignments or amendments on form UCC-3 in all relevant jurisdictions with respect to any existing UCC-1 financing statement filed in favor of Resigning Agent prior to the date hereof and described on Schedule II. As of the Effective Date, there have been no amendments, supplements or consents to the Assigned Loan Documents to which the Resigning Agent has knowledge or is a party, except as otherwise provided to the Successor Agent or set forth on such Schedule II.
(c)    On and after the Effective Date, any Collateral in the possession or control of the Resigning Agent, for the benefit of the Secured Parties, shall be deemed to be held or controlled, as applicable, by the

Resigning Agent, as agent and bailee for the Successor Agent, for the benefit of the Secured Parties, until such time as such Collateral has been delivered to the Successor Agent or new control agreements in respect thereof have been entered into in favor of the Successor Agent, as applicable. Any reference to the Resigning Agent on any publicly filed document, to the extent such filing relates to the liens and security interests in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such liens and security interests, constitute a reference to the Resigning Agent, as collateral representative of the Successor Agent.
(d)    [Reserved].
(e)    It is acknowledged and agreed by each of the parties hereto that Wilmington, in succeeding to the position of the Administrative Agent, (i) has undertaken no analysis of the Security Instruments or the Collateral and (ii) has made no determination as to (x) the validity, enforceability, effectiveness or priority of any Liens granted or purported to be granted pursuant to the Security Instruments or (y) the accuracy or sufficiency of the documents, filings, recordings and other actions taken to create, perfect or maintain the existence, perfection or priority of the Liens granted or purported to be granted pursuant to the Security Instruments. Wilmington shall be entitled to assume that, as of the date hereof, all Liens purported to be granted and perfected pursuant to the Security Instruments are valid and perfected Liens having the priority intended by the Lenders and the Loan Documents, it being understood that certain of the Loan Documents (A) permit the Administrative Agent to elect not to perfect its security interest in certain Collateral in certain circumstances, and (B) only require certain perfection steps to be taken upon the request of the Administrative Agent or when the value or stated amount of certain Collateral exceeds a specified individual or aggregate threshold.
4.Resigning Agent Certification. The Resigning Agent hereby certifies on and as of the Effective Date that:

(a) Disbursement Status. Schedule I-A sets forth (a) with respect to each Lender, (i) the outstanding principal amount of the Loans owing to such Lender and (ii) the accrued and unpaid interest on the Loans owing to such Lender, in each case as of August 16, 2019 and (b) to the knowledge of the Resigning Agent, any other fees, charges and expenses due and payable to the Lenders as of August 16, 2019. Schedule I-B sets forth the Interest Payment Date for the Loans as of August 16, 2019, the interest rate applicable to the Loans as of such date and the aggregate accrued and unpaid interest on the Loans as of August 16, 2019. The Resigning Agent has delivered to the Successor Agent a true, accurate and correct copy of the Register as of the Effective Date and the tax forms provided by each of the Lenders to the Resigning Agent. Attached hereto as Schedule I-C is a copy of the Administrative Questionnaires provided by each of Lenders to the Resigning Agent.
(b) Documents. Schedule II hereto sets forth each Assigned Loan Document (including, without limitation, any UCC-1 financing statements, mortgages and intellectual property security agreements and control agreements in favor of the Resigning Agent) which is in the possession of the Resigning Agent, or which the Resigning Agent filed, or to which the Resigning Agent is a party, in each case as of the date hereof. Copies of each Assigned Loan Document have been delivered to the Successor Agent on or prior to the Effective Date.
5.Secured Hedging Agreements. The Borrower hereby certifies on and as of the effective date that there are no Secured Hedging Agreements outstanding as of the Effective Date and no amounts due and owing as of the Effective Date under any Secured Hedging Agreement.

6.Fees and Expenses. The Borrower shall pay to the Successor Agent the fees set forth in the fee letter, dated as of the date hereof (the “Successor Agency Fee Letter”), between the Borrower and the Successor Agent, such fees to be payable at such times as provided in the Successor Agency Fee Letter. Each of the parties hereto hereby acknowledges and agrees that (i) beginning on and after the Effective Date, the Successor Agency Fee Letter shall constitute a Loan Document, and all fees, costs, expenses and compensation payable thereunder shall constitute Secured Obligations secured equally and ratably by the Collateral and (ii) no further fees or compensation shall be due and payable under any fee letter entered into between the Borrower and Wells Fargo and/or one or more of its Affiliates in respect of the Loans (including any Fee Letter constituting a Loan Document prior to the Effective Date) to the extent such fees accrue on or after the Effective Date. All provisions of the Revolving Credit Agreement and the other Assigned Loan Documents providing for the payment of fees and expenses of, and providing for indemnities for the benefit of, the Administrative Agent shall remain in full force and effect for the benefit of the Successor Agent. The Successor Agent shall be entitled to be reimbursed by the Borrower for its reasonable out-of-pocket expenses (to the extent invoiced), including without limitation the reasonable fees, charges and disbursements of its counsel in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the Assigned Loan Documents, and shall be entitled to indemnification, in each case, pursuant to and as described in Section 12.03 of the Revolving Credit Agreement and regardless of when incurred by the Successor Agent. Nothing in this Agreement shall affect the right, if any, of the Resigning Agent to receive (i) reimbursement of its incurred but not yet reimbursed expenses and unpaid indemnity amounts, in each case under Section 12.03 of the Revolving Credit Agreement, to the extent the Resigning Agent is entitled thereto under the terms of the Revolving Credit Agreement and the other Loan Documents and (ii) any amounts to which it is entitled pursuant to any other provision of this Agreement.

7.Conditions to Effectiveness. This Agreement shall be effective on the date (such date, the “Effective Date”) upon which the following conditions are satisfied:

(a)the Successor Agent shall have received a copy of this Agreement executed by the Borrower, the Loan Parties, the Required Lenders, the Successor Agent and the Resigning Agent;

(b)the Successor Agent shall have received a fully executed copy of the Successor Agency Fee Letter and payment by the Borrower of all fees required to be paid on the Effective Date under the Successor Agency Fee Letter;

(c)the Successor Agent shall have received a true, correct and complete copy of (i) the Register and the tax forms referred to in Section 4(a) and (ii) the Assigned Loan Documents and other documents, instruments and agreements listed on Schedule II hereto; and

(d)the Borrower shall have paid to the Resigning Agent all reasonable out-of-pocket third-party fees and expenses incurred by the Resigning Agent on or prior to the Effective Date (including reasonable out-of-pocket attorneys’ fees and expenses) in connection with the Loan Documents and the preparation, negotiation, execution, and delivery of this Agreement, in each case, to the extent Borrower has received an invoice therefor prior to the Effective Date.

Each party hereto hereby acknowledges and agrees that its execution and delivery of this Agreement shall be conclusive evidence of the satisfaction of each of the conditions set forth in this Section 7.

8.Representations and Warranties. Each of the Borrower, the Loan Parties, the Lenders party hereto, the Resigning Agent and the Successor Agent hereby, severally and not jointly, make the following representations and warranties (solely as to itself and not as to any other party hereto) to each of the other parties hereto as of the date hereof:

(a)    Power and Authority. It has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all such action has been duly and validly authorized by all necessary proceedings on its part.

(b)    Enforceability. This Agreement has been duly authorized, executed and delivered by it, and constitutes its legal, valid and binding agreement enforceable against it in accordance with its terms, except as the enforceability of this Agreement may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor’s rights or by general principals of equity.

(c)    Contravention. None of the execution, delivery and performance of this Agreement by it will violate its Organization Documents.

9.Undertakings.

(a)    The Borrower and each other Loan Party, the Successor Agent and the Resigning Agent agrees for its mutual benefit that, to the extent requested by any other party hereto, it shall (a) execute all documents as are reasonably requested by any such party to transfer the rights and privileges of the Resigning Agent under the Assigned Loan Documents (including, without limitation, any Liens granted to the Resigning Agent or agreements, documents or instruments perfecting such Liens) to the Successor Agent and (b) take all actions reasonably requested by such other party to facilitate the transfer of information to the Successor Agent in connection with the Assigned Loan Documents. It is the intention and understanding of the parties hereto that any exchange of information under this Agreement that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”), whether before or after the Effective Date (i) shall not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) shall not diminish the confidentiality of the Privileged Information and (iii) shall not be asserted as a waiver of any such privilege, doctrine or rule by the Resigning Agent or the Successor Agent.

(c)    In the event that, after the Effective Date, the Resigning Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Revolving Credit Agreement or any other Assigned Loan Document, or receives any instrument, agreement, report, financial statement, insurance policy, notice or other document in its capacity as Administrative Agent under the Revolving Credit Agreement, the Resigning Agent agrees to promptly forward the same to the Successor Agent and to hold the same in trust for the Successor Agent until so forwarded; provided, that the Resigning Agent’s failure to forward any such instrument, agreement, report, financial statement, insurance policy, notice or other document shall not create any claim or cause of action on the part of the Successor Agent against the Resigning Agent for any reason whatsoever.

10.Reliance; Limitation on Liability.

(a)    Each of the Resigning Agent (solely with respect to performing its obligations under this Agreement) and the Successor Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been executed or sent by the proper Person. Each of the Resigning Agent (solely with respect to performing its obligations under this Agreement) and the Successor Agent may also rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Each of the Resigning Agent

(solely with respect to performing its obligations under this Agreement) and the Successor Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts upon which they rely in good faith.

(b)    Successor Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, the records and other information supplied to it by the Resigning Agent, the Borrower or any of their respective Affiliates, and in no event shall the Successor Agent have any liability in respect of the calculations, determinations or distributions made by the Lenders or the Resigning Agent prior to the effectiveness of this Agreement, nor shall the Successor Agent have any liability after the effectiveness of this Agreement to the extent that any calculation, determination or distribution is made by it based in whole or in part on information supplied to it by the Resigning Agent, the Borrower or any of their respective Affiliates.

(c)    The parties hereto acknowledge and agree that, immediately after giving effect to this Agreement and the assignments contemplated by this Agreement, Wilmington, in its capacity as Successor Agent, shall have no obligation to (i) extend credit to any Person, or (ii) pay any cost or expense of, or fee to, any Person.

11.Notices. The following address is to be used for purposes of all communications to the Successor Agent pursuant to the Revolving Credit Agreement and the other Loan Documents:

Notice Information:

Wilmington Trust, National Association
Suite 1290, 50 South Sixth Street,
Minneapolis, MN 55402
Attn: Nikki Kroll
Tel: 612-217-5675
Fax:  612-217-5651
E-mail address: NKroll@WilmingtonTrust.com

With a copy to:

Arnold & Porter Kaye Scholer LLP
250 West 55th Street
New York, NY 10019
Attn: Alan Glantz
Tel: (212) 836-7253
Fax: (212); 836-6763
E-mail address: alan.glantz@arnoldporter.com

12.Entire Agreement. This Agreement states the entire agreement and supersedes all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto. Except as provided herein, nothing in this Agreement alters the rights and obligations under the Revolving Credit Agreement and the other Loan Documents. Except as modified by this Agreement, the Revolving Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms as and to the extent such agreements were in effect immediately prior to the Effective Date.

13.Waiver. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

14.GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE COUNTY AND STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(c)EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SCHEDULE III HERETO (OR, IN THE CASE OF THE SUCCESSOR AGENT, TO IT AT ITS ADDRESS SPECIFIED SECTION 11 OF THIS AGREEMENT). NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d)EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO OTHER PARTY HERETO NOR ANY REPRESENTATIVE, AGENT OR ATTORNEY FOR ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS

AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 14.

15.Consents; Acknowledgment; Agreements.

(a)     The Borrower hereby acknowledges the appointment of Wilmington as successor Administrative Agent as of the Effective Date.

(b)    The parties hereto acknowledge and agree that (i) to the extent the matters contemplated hereby are inconsistent with any provision of the Loan Documents in any respect, such inconsistency is hereby unconditionally and irrevocably waived by each party hereto and (ii) notwithstanding anything in this Agreement to the contrary, the Resigning Agent is acting solely in its capacity as Administrative Agent under the Revolving Credit Agreement in its execution and delivery of this Agreement.

(c)    The Borrower, the Required Lenders and the Successor Agent hereby agree that on and after the Effective Date, the definition of “Prime Rate” appearing in Section 1.02 of the Revolving Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Prime Rate” means, for any day, the prime lending rate published in The Wall Street Journal for such day; provided that if The Wall Street Journal ceases to publish for any reason such rate of interest, “Prime Rate” shall mean the prime lending rate as set forth on the Bloomberg page PRIMBB Index (or successor page) for such day (or such other service as determined by the Administrative Agent from time to time for purposes of providing quotations of prime lending interest rates); each change in the Prime Rate shall be effective on the date such change is effective. The prime rate is not necessarily the lowest rate charged by any financial institution to its customers.
(d)     The Borrower, the Required Lenders and the Successor Agent hereby agree that on and after the Effective Date, each reference to “Reuters Screen LIBOR01 Page” appearing in the definitions of “Alternate Base Rate” and “LIBO Rate” in Section 1.02 of the Revolving Credit Agreement is hereby deleted and replaced with a reference to “the applicable Bloomberg page”.

16.Survival. Notwithstanding anything in this Agreement or in the Revolving Credit Agreement to the contrary, all parties hereto expressly acknowledge and agree that the provisions of Section 5.03, Article XI, Section 12.03, Section 12.09, Section 12.13, and Section 12.19 and all subsections thereof of the Revolving Credit Agreement as in effect on the Effective Date shall continue in effect for the benefit of the Resigning Agent, its sub agents and their respective Affiliates for all actions prior to the Effective Date or in connection with or as a result of the execution or delivery of this Agreement, any other Loan Document or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder (including, without limitation, for any actions taken or omitted to be taken by any of them in connection with any of the foregoing while the Resigning Agent was acting as Administrative Agent) or the consummation of the transactions contemplated hereby or thereby.

17.Severability. In the event that any provision of this Agreement, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

18.Counterparts and Facsimile. This Agreement may be signed in counterparts, all of which together shall constitute one and the same instrument. The parties hereto may provide signatures to this Agreement by facsimile or other electronic transmission (e.g., “.pdf”), and such facsimile or electronic transmission shall be deemed to be effective to the same extent as original signatures.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

RESIGNING AGENT:

WELLS FARGO BANK, N.A.

By:	/s/ Michael Thomas
Name:	Michael Thomas
Title:	Senior Vice President

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

SUCCESSOR AGENT:

WILINGTON TRUST, NATURAL ASSOCIATION, as Successor Agent

By:	/s/ Jeffery Rose
Name:	Jeffery Rose
Title:	Vice President

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

BORROWER:

SOUTHCROSS ENERGY PARTNERS, L.P.

By:	Southcross Energy Partners GP, LLC,
its general partner

	By:	/s/ Michael B. Howe
	Name:	Michael B. Howe
	Title:	SVP and CFO

LOAN PARTIES:

SOUTHCROSS ENERGY OPERATING, LLC
SOUTHCROSS ENERGY LP LLC
SOUTHCROSS ENERGY GP LLC
SOUTHCROSS DELTA PIPELINE LLC
SOUTHCROSS PROCESSING LLC
SOUTHCROSS ALABAMA PIPELINE LLC
SOUTHCROSS NUECES PIPELINES LLC
SOUTHCROSS ENERGY FINANCE CORP.
FL RICH GAS SERVICES GP, LLC
FL RICH GAS UTILITY GP, LLC
T2 EF COGENERATION HOLDINGS, LLC
T2 EF COGENERATION LLC

By:	/s/ Michael B. Howe
Name:	Michael B. Howe
Title:	SVP and CFO

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

SOUTHCROSS CCNG GATHERING LTD.
SOUTHCROSS CCNG TRANSMISSION LTD.
SOUTHCROSS GULF COAST TRANSMISSION LTD.
SOUTHCROSS MISSISSIPPI PIPELINE, L.P.
SOUTHCROSS MISSISSIPPI GATHERING, L.P.
SOUTHCROSS MIDSTREAM SERVICES, L.P.
SOUTHCROSS MARKETING COMPANY LTD.
SOUTHCROSS NGL PIPELINE LTD.
SOUTHCROSS GATHERING LTD.
SOUTHCROSS MISSISSIPPI INDUSTRIAL GAS SALES, L.P.

By:	Southcross Energy GP LLC, as general partner

By:	/s/ Michael B. Howe
Name:	Michael B. Howe
Title:	SVP and CFO

FL RICH GAS SERVICES, LP

By:	FL Rich Gas Services GP, LLC, its general partner

	By:	/s/ Michael B. Howe
	Name:	Michael B. Howe
	Title:	SVP and CFO

FL RICH GAS UTILITY, LP
SOUTHCROSS TRANSMISSION, LP

By:	FL Rich Gas Utility GP, LLC, its general partner

	By:	/s/ Michael B. Howe
	Name:	Michael B. Howe
	Title:	SVP and CFO

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

REQUIRED LENDERS:

Bank of America, N.A., as a Lender

By:	/s/ T.S. Shah
Name:	Tapan Shah
Title:	AVP

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

Solus Long-Term Opportunities Fund Master LP, as a Lender
By:	Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Gordon J. Yeager
Name:	Gordon J. Yeager
Title:	Executive Vice President

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

Solus Opportunities Fund 4 LP, as a Lender
By:	Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Gordon J. Yeager
Name:	Gordon J. Yeager
Title:	Executive Vice President

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

Solus Opportunities Fund 5 LP, as a Lender
By:	Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Gordon J. Yeager
Name:	Gordon J. Yeager
Title:	Executive Vice President

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

SOLA LTD, as a Lender
By:	Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Gordon J. Yeager
Name:	Gordon J. Yeager
Title:	Executive Vice President

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

Solus Senior High Income Fund LP, as a Lender
By:	Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Gordon J. Yeager
Name:	Gordon J. Yeager
Title:	Executive Vice President

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

Ultra NB LLC, as a Lender
By:	Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Gordon J. Yeager
Name:	Gordon J. Yeager
Title:	Executive Vice President

SIGNATURE PAGE TO SUCCESSOR AGENT AGREEMENT

SCHEDULE I-A

DISBURSEMENT STATUS

Lender	Actual Amount	% of Global	Accrued Interest
ABN AMRO Capital USA LLC	$7,113,155.13	8.75%	$42,922.53
Bank of America, N.A.	$28,452,620.52	35.00%	$171,690.13
Cadence Bank, N.A.	$7,113,155.13	8.75%	$42,922.53
Royal Bank of Canada - New York Branch	$7,113,155.13	8.75%	$42,922.53
SOLA LTD	$15,817,094.66	19.457%	$95,444.25
Solus Long-Term Opportunities Fund Master LP	$3,095,676.94	3.808%	$18,680.08
SOLUS OPPORTUNITIES FUND 4 LP	$2,032,330.03	2.500%	$12,263.58
Solus Opportunities Fund 5 LP	$1,796,622.05	2.210%	$10,841.26
Solus Senior High Income Fund LP	$535,747.27	0.659%	$3,232.83
UBS AG Stamford Branch	$8,129,320.15	10.000%	$49,054.32
Ultra NB LLC	$94,324.50	0.116%	$569.18
Total	$81,293,201.51	100.000%	$490,543.22

REMAINING SCHEDULES ON FILE